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                                                                  EXHIBIT 10.1
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                             ROBBINS & MYERS, INC.

                           1995 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS
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ARTICLE I.  PURPOSE
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          The purpose of the Robbins & Myers, Inc. 1995 Stock Option
Plan for Non-employee Directors (the "Plan") is to encourage stock ownership in the Company by such directors and to provide incentive for such directors to continue their contribution towards the Company's strategic growth goals.


ARTICLE II.   SHARES SUBJECT TO THE PLAN
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          The maximum number of Common Shares of the Company ("Shares")
that may be issued under the Plan is 30,000 subject to adjustment in accordance with Article VII. Such Shares may be authorized and unissued or treasury Shares. Any Shares subject to an option which for any reason has terminated or expired or has been cancelled prior to being fully exercised may again be subject to option under the Plan.


ARTICLE III.  ADMINISTRATION
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          The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the express provisions of the Plan, the Board shall have the power to construe the provisions of the Plan, to determine issues arising thereunder, and to adopt and amend such rules and regulations governing the administration of the Plan as it may deem desirable. Grants of options under the Plan shall be automatic as provided at Article IV.


ARTICLE IV.  AUTOMATIC GRANT OF OPTIONS
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          Each director of the Company who is not employed by the
Company or a subsidiary of the Company ("non-employee director") shall automatically be granted an option to purchase 2,000 Shares under the Plan on the date he is first appointed or elected a director. Each non- employee director shall automatically be granted an option to purchase an additional 1,000 Shares on the date such director is elected by shareholders to serve another term of office as a director of the Company, provided such director is a non-employee director of the Company on the date he is re-elected as a director.
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ARTICLE V.  OPTIONS AND OPTION TERMS
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     A.      OPTION AGREEMENT.  The terms of each option granted under the
             Plan shall be set forth in a written Stock Option Agreement approved by the Board.

     B. TERMS OF ALL OPTIONS. The following terms and provisions shall apply to all options granted under the Plan:

             (1) The option price per Share shall be the Fair Market Value of a Share on the date of grant. For purposes of the Plan, "Fair Market Value" per Share shall mean the average of the high and low sales prices of a Share on the date when the value of a Share is to be determined, as reported in the NASDAQ National Market System; if no sale is reported for such date, then on the next preceding date on which a sale is reported; or, if the Shares are no longer included in the NASDAQ National Market System, the determination of such value shall be made by the Board in accordance with applicable provisions of the Internal Revenue Code and related regulations promulgated under the Code.

             (2) No option shall be exercisable more than 10 years after the date of grant.

             (3) Options shall be exercisable immediately after their grant, in whole or in part. Any option may be exercised by giving written notice to the Company accompanied by payment in full for the number of Shares exercised.

             (4) No option may be exercised under the Plan unless the director has continuously been a member of the Board from the date of grant of the option to the date of exercise, except that an option may, subject to the 10 year limitation of Article V(B) (2), be exercised
                      (i) within eight months after the date the director ceases to be a director of the Company or (ii) in the event the director dies while he is a director of the Company or within eight months after he ceases to be a director of the Company, then within one year of the date of the director's death.

ARTICLE VI.  TRANSFERABILITY RESTRICTION
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          Options may not be sold, pledged, assigned, hypothecated or transferred other than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended.





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ARTICLE VII.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
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          If there is a change in the number or kind of outstanding
Shares by reason of a stock dividend, extra-ordinary cash dividend, stock split, merger, recapitalization, consolidation, combination or other similar event, appropriate adjustments shall be made to the number of Shares subject to the Plan, the number of options outstanding, the option price and other relevant provisions to the extent the Board, in its sole discretion, determines that such a change makes such adjustments necessary or equitable.


ARTICLE VIII.  COMPLIANCE WITH LAWS
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          No option shall be granted and no Shares will be issued in connection with any option unless the option and the issuance and delivery of Shares upon exercise of the option shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or price reporting system upon which the Shares may then be listed.


ARTICLE IX.  LIMITATION OF RIGHTS
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          Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director as a director for any period of time.


ARTICLE X.  BENEFITS OF THE PLAN
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          This Plan shall inure to the benefit of, and be binding upon, each successor of the Company. All rights and obligations imposed upon a director and all rights granted to the Company under this Plan shall be binding upon the participant's heirs, legal representatives and successors.

ARTICLE XI.  AMENDMENT AND TERMINATION OF THE PLAN
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     A.      AMENDMENT.  The Board may from time to time amend the Plan, or any provision thereof, in such respects as the Board may deem advisable except that it may not amend the Plan without shareholder approval so as to:

             (1) increase the maximum number of Shares that may be issued under the Plan except in accordance with
                      Article VII;





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             (2)      materially increase the benefits accruing to
                      directors of the Company under the Plan; or

             (3) materially modify the requirements as to eligibility of directors for participation in the Plan.

     B. CERTAIN AMENDMENTS. Notwithstanding the provisions of Article X(A), the Board may not amend the provisions of the Plan relating to the number of Shares to be granted a director, the determination of option prices or the timing of grants of options under the Plan more than once in a six-month period except for changes made to conform to changes in the Internal Revenue Code or the Employee Retirement Income Security Act.

     C.      TERMINATION.  The Board may at any time terminate the Plan.

     D. EFFECT OF AMENDMENT OR TERMINATION. Any amendment or the termination of the Plan shall not adversely affect any option previously granted and such Option shall remain in full force and effect as if the Plan had not been amended or terminated.


ARTICLE XII.  EFFECTIVE DATE
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          The Plan shall become effective on the date the Plan is
adopted by the Board (1). No option shall be exercised prior to the approval of the Plan by the affirmative vote of the holders of a majority of the Shares present, either in person or by proxy, and entitled to vote at an Annual
Meeting of Shareholders of the Company. Unless the Plan shall be so approved by the shareholders of the Company at the next Annual Meeting of Shareholders after its adoption by the Board, the Plan shall terminate and all options granted under the Plan shall be cancelled. The Plan shall not have an expiration date, but shall be subject to termination as provided at Article XI(C).


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    (1) The Plan was adopted by the Board of Directors of the Company on
October 4, 1995.

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